CONSENT OF INDEPENDENT AUDITOR



         We hereby consent to the incorporation by reference in Form 10-KSB of E-Star Holdings, Inc. (the "Company") of our report, dated June 6, 2001 on the financial statements of the Company.

                                         /s/ Peter C. Cosmas Co., CPA's
                                         ------------------------------
                                         PETER C. COSMAS CO., CPA's


New York, New York
June 12, 2001

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